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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 22, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                              1-892                    34-0252680
(State or Other                    (Commission                (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000




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ITEM 5.  OTHER EVENTS

         On February 22, 2000, The B.F.Goodrich Company (the "Company") issued a press release announcing that the Company's Board of Directors had approved a program that authorizes the Company to repurchase up to $300 million of the Company's common stock. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company Press Release dated February 22, 2000 titled "BFGoodrich Announces Program to Repurchase up to $300 million in Common Stock".


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE B.F.GOODRICH COMPANY
                                    (Registrant)


Date:  February 22, 2000            By: /s/ Kenneth L. Wagner
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                                        Kenneth L. Wagner
                                        Senior Counsel and Assistant Secretary


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